SHAKER
      FUND


PROSPECTUS           A Shares                THE FUND SEEKS LONG-TERM CAPITAL
November 5, 2001     B Shares                APPRECIATION BY INVESTING PRIMARILY
                     C Shares                IN THE COMMON STOCK OF DOMESTIC
                     Institutional Shares    GROWTH COMPANIES.



                                             THE SECURITIES AND EXCHANGE
                                             COMMISSION HAS NOT APPROVED
                                             OR DISAPPROVED THE FUND'S SHARES
                                             OR DETERMINED WHETHER THIS
                                             PROSPECTUS IS ACCURATE OR COMPLETE.
                                             ANY REPRESENTATION TO THE
                                             CONTRARY IS A CRIMINAL OFFENSE.

                                                                    SHAKER FUND


TABLE OF CONTENTS
--------------------------------------------------------------------------------


RISK/RETURN SUMMARY                                                            2

PERFORMANCE INFORMATION                                                        3

FEE TABLES                                                                     4

INVESTMENT OBJECTIVE, PRINCIPAL
INVESTMENT STRATEGIES AND PRINCIPAL INVESTMENT RISKS                           6

MANAGEMENT                                                                     9

YOUR ACCOUNT                                                                  11

   General Information                                                        11

   Buying Shares                                                              12

   Selling Shares                                                             15

   Sales Charges                                                              18

   Exchange Privileges                                                        22

ADVISER PAST PERFORMANCE                                                      23

OTHER INFORMATION                                                             26

FINANCIAL HIGHLIGHTS                                                          26

SHAKER FUND


RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

[MARGIN CALLOUT:
CONCEPTS TO UNDERSTAND

COMMON STOCK means an equity or ownership interest in a company.

GROWTH COMPANIES are companies that have exhibited an above average increase in earnings over the past few years and that have strong, sustainable earnings prospects and reasonable stock prices.

MARKET CAPITALIZATION means the value of a company's common stock in the stock market.]

This Prospectus offers four classes of Shaker Fund. Institutional Shares are designed for institutional investors. A Shares (formally Investor Shares), B Shares and C Shares are designed for retail investors.

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests primarily in the common stock of small and medium size domestic growth companies. Small domestic companies typically have market capitalizations of less than $1.5 billion at the time of investment. Medium domestic companies typically have market capitalizations in the range of $2 billion to $12 billion.

PRINCIPAL RISKS OF INVESTING IN THE FUND

GENERAL RISKS An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money on your investment in the Fund, or the Fund could underperform other investments, if any of the following occur:

o The stock market does not recognize the growth potential of the stocks in the Fund's portfolio
o The judgment of Shaker Management, Inc. (the "Adviser") as to the growth potential of a stock proves to be wrong
o The stock market goes down

                                                                     SHAKER FUND


SPECIFIC RISKS OF SMALL COMPANIES Because investing in small companies can have more risk than investing in larger, more established companies, an investment in the Fund may have the following additional risks:

o Analysts and other investors typically follow these companies less actively and, therefore, information about these companies is not always readily available
o Securities of many small companies are traded in the over-the-counter markets or on a regional securities exchange, potentially making them thinly traded, less liquid and their prices more volatile than the prices of the securities of larger companies
o Changes in the value of small company stocks may not mirror the fluctuation of the general market
o More limited product lines, markets and financial resources make these companies more susceptible to economic or market setbacks

For these and other reasons, the prices of small capitalization securities can fluctuate more significantly than the securities of larger companies. The smaller the company, the greater effect these risks may have on that company's operations and performance. As a result, an investment in the Fund may exhibit a higher degree of volatility than the general domestic securities market.

WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for you if you:

o    Are willing to tolerate significant changes in the value of your investment
o    Are pursuing a long-term goal, and
o    Are willing to accept higher short-term risk

The Fund may NOT be appropriate for you if you:

o Want an investment that pursues market trends or focuses only on particular sectors or industries
o    Need regular income or stability of principal, or
o    Are pursuing a short-term goal or investing emergency reserves

PERFORMANCE INFORMATION

Performance   information  is  not  provided  because  the  Fund  has  not  been operational for a full calendar year.

SHAKER FUND


FEE TABLES
--------------------------------------------------------------------------------

The following tables describe the various fees and expenses that you will bear if you invest in the Fund.

SHAREHOLDER FEES                                       INSTITUTIONAL        A          B          C
(fees paid directly from your investment)                  SHARES         SHARES    SHARES     SHARES
Maximum Sales Charge (Load) Imposed on
 Purchases (as a percentage of the offering price)          None           5.75%     None       None
Maximum Sales Charge (Load) Imposed on Reinvested
 Distributions                                              None           None      None       None
Maximum Deferred Sales Charge (Load)                        None         1.00%(1)    5.00%      1.00%
Redemption Fee                                              None           None      None       None
Exchange Fee                                                None           None      None       None

(1) Applicable only on purchases of $1 million or more.


ANNUAL FUND OPERATING EXPENSES                         INSTITUTIONAL        A          B          C
(expenses that are deducted from Fund assets)(1)           SHARES         SHARES    SHARES      SHARES
Management Fees                                             1.10%          1.10%     1.10%      1.10%
Distribution (12b-1) Fees                                   None           0.25%     0.75%      0.75%
Other Expenses                                              0.80%          0.80%     0.79%      0.75%
TOTAL ANNUAL FUND OPERATING EXPENSES                        1.90%          2.15%     2.64%      2.60%
Fee Waiver and Expense Reimbursement (2)                    0.00%          0.00%     0.39%      0.40%
NET EXPENSES                                                1.90%          2.15%     2.25%      2.20%


(1) Based on estimated amounts for the Fund's fiscal year ending March 31, 2002.
(2) The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses through July 31, 2002.

                                                                     SHAKER FUND


EXAMPLE

The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in one of the Fund's classes (paying the maximum sales charge with respect to A Shares) and then redeem all of your shares at the end of the period (paying the relevant contingent deferred sales charge for B Shares and C Shares). The example also assumes that your investment has a 5% annual return, that the Fund's total annual operating expenses and net expenses remain as stated in the table above and that distributions are reinvested. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                 INSTITUTIONAL
                     SHARES           A SHARES         B SHARES        C SHARES
1 YEAR                $193               $781             $728           $323
3 YEARS               $597             $1,209            $1083           $771

You would pay the following expenses assuming that you do NOT redeem your shares at the end of the periods shown:

                 INSTITUTIONAL
                     SHARES           A SHARES         B SHARES        C SHARES
1 YEAR                $193               $781            $228            $223
3 YEARS               $597             $1,209            $783            $771

SHAKER FUND


INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES
AND PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Adviser relies on selecting individual stocks and does not try to predict when the stock market might rise or fall. The Adviser uses in-house research and other sources to conduct analyses of prospective Fund investments. As part of this analysis, the Adviser may visit prospective companies, their suppliers and customers.

THE ADVISER'S PROCESSES -- PURCHASING PORTFOLIO SECURITIES The Adviser's investment process begins with an economic analysis of industry sectors to identify those sectors with the greatest potential for growth. Demographic factors and industry trends affecting growth rates are among the items considered as part of the economic analysis. From these industries, the Adviser selects those small and medium size companies with the potential to grow revenue and earnings at a rate that exceeds the growth rate of their industries.

The Adviser then analyzes these growth companies for fundamental superiority. The Adviser considers a fundamentally superior company to be one that has:

o Strong management that emphasizes quality products and services within one business (no conglomerates)
o Sustainable competitive advantage through strong niche products or services and significant and consistent new product development
o Broad customer and/or product base
o Management interests aligned with shareholder interests o Positive earnings or cash flow and conservative financial statements

The Adviser plans to invest in these companies early in their life cycles and to hold the investments long-term if they continue to satisfy the Fund's investment criteria.

                                                                     SHAKER FUND


THE ADVISER'S PROCESSES -- SELLING PORTFOLIO SECURITIES The Adviser monitors the companies in the Fund's portfolio to determine if there have been any fundamental changes in the companies. The Adviser may sell a stock if:

o    It subsequently fails to meet the Adviser's initial investment criteria
o A more attractively priced company is found or if funds are needed for other purposes
o It becomes overvalued relative to the long-term expectation for the stock price
o Changes in economic conditions or fundamental sector affect the company's financial outlook

INVESTMENT POLICIES The Fund invests primarily in the common stock of small and medium size domestic growth companies. Small domestic companies typically have market capitalizations of less than $1.5 billion at the time of investment. Medium domestic companies typically have market capitalizations in the range of $2 billion to $12 billion at the time of investment.

TEMPORARY DEFENSIVE POSITION In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position and invest without limit in cash and prime quality cash equivalents such as prime commercial paper and other money market instruments. During such times, the Fund may not be pursuing its investment objective.

PRINCIPAL INVESTMENT RISKS

GENERAL The value of the Fund's investments will fluctuate as the stock market fluctuates. An investment in the Fund is not by itself a complete or balanced investment program and there is no guarantee the Fund will achieve its investment objective. Investing in equity securities with different capitalizations may, however, be important for investors seeking a diversified portfolio, particularly for long-term investors able to tolerate short-term fluctuations in the value of their investments.

Because the Fund invests in growth stocks, there is a risk that the stocks will not continue to grow at expected rates, thus causing the price of the stock to decline. There is also the risk that the market will not recognize the growth potential of a stock. The Adviser's judgment as to the growth potential of a stock may also prove to be wrong. A decline in investor demand for growth stocks may also adversely affect the value of these securities.

SHAKER FUND


SPECIFIC RISKS OF SMALL COMPANIES Because investing in small companies can have more risk than investing in larger, more established companies, an investment in the Fund may have the following additional risks:

o Analysts and other investors typically follow these companies less actively and information about these companies is not always readily available
o Securities of many small companies are traded in the over-the-counter markets or on a regional securities exchange, potentially making them thinly traded, less liquid and their prices more volatile than the prices of the securities of larger companies
o Changes in the value of small company stocks may not mirror the fluctuations of the general market
o More limited product lines, markets and financial resources make these companies more susceptible to economic or market setbacks

For these and other reasons, the prices of small capitalization securities can fluctuate more significantly than the securities of larger companies. The smaller the company, the greater effect these risks may have on that company's operations and performance. As a result, an investment in the Fund may exhibit a higher degree of volatility than the general domestic securities market.

                                                                     SHAKER FUND


MANAGEMENT
--------------------------------------------------------------------------------

The Fund is a series of Forum Funds (the "Trust"), an open-end, management investment company (mutual fund). The business of the Trust and the Fund is managed under the direction of the Board of Trustees (the "Board"). The Board formulates the general policies of the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Trust's executive officers, may be found in the Statement of Additional Information ("SAI").

THE ADVISER

The Fund's Adviser is Shaker Management, Inc., 2000 Auburn Drive, Suite 300, Cleveland, Ohio 44122. The Adviser is a privately owned corporation controlled by Edward P. Hemmelgarn, David R. Webb, and Adam Solomon, and conducts its business under the name "Shaker Investments." The Adviser and its affiliates have provided investment advisory and management services to clients since 1991. The Fund is the first mutual fund for which the Adviser has provided investment advisory services.

Subject to the general control of the Board, the Adviser makes investment decisions for the Fund. The Adviser receives an annual advisory fee of 1.10% of the average daily net assets of the Fund. The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses so that total annual operating expenses of Institutional Shares, A Shares, B Shares and C Shares do not exceed 1.90%, 2.15%, 2.25% and 2.20% respectively, of that class's average daily net assets through July 31, 2002.

As of September 30 , 2001, the Adviser and its affiliates had approximately $1.8 billion of assets under management.

PORTFOLIO MANAGERS

Edward P. Hemmelgarn and Edward Matuszak are responsible for the day-to-day management of the Fund.

EDWARD P. HEMMELGARN Founder and President of Shaker Investments, Inc. since 1991 and the Adviser since 2000. Mr. Hemmelgarn has more than 20 years of experience in the investment industry.

EDWARD  MATUSZAK  Head  Trader  and  Assistant   Portfolio   Manager  of  Shaker
Investments, Inc. since 1995 and the Adviser since 2000. Mr. Matuszak has more than 10 years of experience in the investment industry.

SHAKER FUND


OTHER SERVICE PROVIDERS

Forum Financial Group, LLC and its affiliates (collectively "Forum") provide services to the Fund. As of September 30, 2001, Forum provided services to investment companies and collective investment funds with assets of approximately $102 billion.

Forum Fund Services, LLC, a registered broker-dealer and member of the National Association of Securities Dealers, Inc., is the distributor (principal underwriter) of each class of shares of the Fund. The distributor acts as the representative of the Trust in connection with the offering of the Fund's shares. The distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares and may, at its own expense, compensate persons who provide services in connection with the sale or expected sale of the Fund's shares.

Forum Administrative Services, LLC provides administrative services to the Fund, Forum Accounting Services, LLC is the Fund's fund accountant, Forum Shareholder Services, LLC (the "Transfer Agent") is the Fund's transfer agent, and Forum Trust, LLC is the Fund's custodian.

FUND EXPENSES

The Fund pays for its own expenses. Expenses of each share class include that class's own expenses as well as Trust expenses that are allocated among the Fund, its classes of shares and all other funds of the Trust. The Adviser or other service providers may waive all or any portion of their fees and reimburse certain expenses of the Fund. Any fee waiver or expense reimbursement increases investment performance of the Fund and/or its applicable share classes for the period during which the waiver or reimbursement is in effect.

The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses in order to limit total operating expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) of Institutional Shares, A Shares, B Shares and C Shares to 1.90%, 2.15%, 2.25% and 2.20%, respectively, of that class's average daily net assets through July 31, 2002.

                                                                     SHAKER FUND


YOUR ACCOUNT
--------------------------------------------------------------------------------


[MARGIN CALLOUT:
HOW TO CONTACT
THE FUND

WRITE TO US AT:
   Shaker Fund
   P.O. Box 446
   Portland, Maine 04112

OVERNIGHT ADDRESS:
   Shaker Fund
   Two Portland Square
   Portland, Maine 04101

TELEPHONE US AT:
   (888) 314-9048 (toll free)

E-MAIL US AT:
   SHAKER-FUND@FORUM-FINANCIAL.COM

WIRE INVESTMENTS
(OR ACH PAYMENTS) TO:
   Bankers Trust Company
   New York, New York
   ABA #021001033
   FOR CREDIT TO:
   Forum Shareholder Services, LLC
   Account # 01-465-547
   Shaker Fund
   (Name of Share Class)
   (Your Name)
   (Your Account Number)]


GENERAL INFORMATION

You may purchase or sell (redeem) Institutional Shares, A Shares, B Shares or C Shares at the net asset value of a share ("NAV") plus any applicable sales charge (or minus any applicable sales charge in the case of redemptions) next calculated after the Transfer Agent receives your request in proper form (as described in this Prospectus on pages 12 through 22). For instance, if the Transfer Agent receives your purchase request in proper form after 4:00 p.m., Eastern time, your transaction will be priced at the next business day's NAV plus the applicable sales charge. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive quarterly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations.

The Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege.

WHEN AND HOW NAV IS DETERMINED Each class calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each weekday except days when the New York Stock Exchange is closed. The time at which NAV is calculated may change in case of an emergency. The NAV of each Fund class is determined by taking the market value of the class' total assets, subtracting the class' liabilities, and then dividing the result (net assets) by the number of outstanding shares of the class. The Fund values securities for which market quotations are readily available at current market value. If market quotations are not readily available, the Fund values securities at fair value pursuant to procedures adopted by the Board.

SHAKER FUND


TRANSACTIONS THROUGH THIRD PARTIES If you invest through a broker or other financial institution, the policies and fees (other than sales charges) charged by that institution may be different from those of the Fund. Financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

BUYING SHARES

HOW TO MAKE PAYMENTS All investments must be in U.S. dollars and checks must be drawn on U.S. banks.

         CHECKS For individual, sole proprietorship, joint, Uniform Gifts to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA") accounts, the check must be made payable to "Shaker Fund" or to one or more owners of the account and endorsed to "Shaker Fund." For all other accounts, the check must be made payable on its face to "Shaker Fund." No other method of check payment is acceptable (for instance, you may not pay by traveler's check).

         ACH Refers to the "Automated Clearing House" System maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks.

         WIRES Instruct your financial institution to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

MINIMUM INVESTMENTS The Fund accepts investments in the following minimum amounts:


                                                            MINIMUM INITIAL          MINIMUM ADDITIONAL
                                                              INVESTMENT                 INVESTMENT
INSTITUTIONAL SHARES
     Standard Accounts                                        $1,000,000                   $1,000
     Traditional and Roth IRA Accounts                          $500,000                     $250
     Accounts with Systematic Investment Plans                  $250,000                     $250
A SHARES, B SHARES AND C SHARES
     Standard Accounts                                            $3,000                     $250
     Traditional and Roth IRA Accounts                            $2,000                     $250
     Accounts with Systematic Investment Plans                    $2,000                     $250

                                                                     SHAKER FUND


ACCOUNT REQUIREMENTS


                   TYPE OF ACCOUNT                                          REQUIREMENT
INDIVIDUAL, SOLE PROPRIETORSHIP AND JOINT ACCOUNTS        o   Instructions must be signed by all
Individual accounts are owned by one person, as are           persons required to sign exactly as their
sole proprietorship accounts.  Joint accounts have            names appear on the account
two or more owners (tenants)

GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)                o   Depending on state laws, you can set up a
These custodial accounts provide a way to give money          custodial account under the UGMA or the UTMA
to a child and obtain tax benefits                        o   The custodian must sign instructions in a
                                                              manner indicating custodial capacity
BUSINESS ENTITIES                                         o   Submit a Corporate/Organization
                                                              Resolution form or similar document
TRUSTS                                                    o   The trust must be established before an
                                                              account can be opened
                                                          o   Provide a certified trust document, or
                                                              the pages from the trust document, that
                                                              identify the trustees

SHAKER FUND


INVESTMENT PROCEDURES

                HOW TO OPEN AN ACCOUNT                               HOW TO ADD TO YOUR ACCOUNT
BY CHECK                                                     BY CHECK
o  Call or write us for an account application            o  Fill out an investment slip from a
   (and Corporate/Organization Resolution form, if           confirmation or write us a letter
   applicable)                                            o  Write your account number on your check
o  Complete the application (and resolution               o  Mail us the slip (or your letter) and the
   form)                                                     check
o  Mail us your application (and resolution
   form) and a check
BY WIRE                                                      BY WIRE
o  Call or write us for an  account  application          o  Call to  notify us of your incoming wire
   (and  Corporate/Organization  Resolution               o  Instruct your financial institution to
   form, if applicable)                                      wire your money to us
o  Complete the application (and resolution
   form)
o  Call us to fax the completed application
   (and resolution form) and we will assign you an
   account number
o  Mail us your application (and resolution
   form)
o  Instruct your financial institution to wire
   your money to us
BY ACH PAYMENT                                               BY SYSTEMATIC INVESTMENT
o  Call or write us for an account application            o  Complete the systematic investment section
   (and Corporate/Organization Resolution form, if           of the application
   applicable)                                            o  Attach a voided check to your application
o  Complete the application (and resolution               o  Mail us the completed application and
   form)                                                     voided check
o  Call us to fax the completed application
   (and resolution form) and we will assign you an
   account number
o  Mail us your original application (and
   resolution form)
o  We can electronically debit your purchase
   proceeds from your selected institution

                                                                     SHAKER FUND


SYSTEMATIC INVESTMENTS You may invest a specified amount of money in the Fund once or twice a month on specified dates. These payments are taken from your bank account by ACH payment. Systematic investments must be for at least $250.

LIMITATIONS ON PURCHASES The Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, is likely to engage in excessive trading (including two or more substantial redemptions or exchanges out of the Fund followed by substantial repurchases into the Fund within a calendar year).

CANCELED OR FAILED PAYMENTS The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the Transfer Agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the Transfer Agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.

SELLING SHARES

The Fund processes redemption orders promptly. Under normal circumstances, the Fund will send redemption proceeds to you within a week. If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds for up to 15 calendar days.

SHAKER FUNDS


                      HOW TO SELL SHARES FROM YOUR ACCOUNT
BY MAIL
o  Prepare a written request including:
   o  Your name(s) and signature(s)
   o  Your account number
   o  The Fund name
   o  The dollar amount or number of shares you want to sell
   o  How and where to send the  redemption  proceeds
o  Obtain a signature  guarantee (if required)
o  Obtain other  documentation  (if required)
o  Mail us your request and  documentation
BY WIRE
o Wire redemptions are only available if your redemption is for $5,000 or more and you did not decline wire redemption privileges on your account application
o Call us with your request (unless you declined telephone redemption privileges on your account application) (See "By Telephone") OR
o  Mail us your request (See "By Mail")
BY TELEPHONE
o Make your request by telephone (unless you declined telephone redemption privileges on your account application)
o  Provide the following information:
   o  Your account number
   o  Exact  name(s)  in which  the  account  is  registered
   o  Additional  form of identification
o  Redemption proceeds will be:
   o  Mailed to you OR
   o Wired to you (unless you declined wire redemption privileges on your account application) (See "By Wire")
SYSTEMATICALLY
o  Complete the systematic withdrawal section of the application
o  Attach a voided check to your application
o  Mail us your completed application

WIRE REDEMPTION PRIVILEGES You may redeem your shares by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

                                                                     SHAKER FUND


TELEPHONE REDEMPTION PRIVILEGES You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the Transfer Agent takes reasonable measures to verify that the order is genuine.

SYSTEMATIC WITHDRAWALS You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Systematic withdrawals must be for at least $250.

SIGNATURE GUARANTEE REQUIREMENTS To protect you and the Fund against fraud, certain redemption options require a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. We will need written instructions signed by all registered shareholders, with a signature guarantee for each shareholder, for any of the following:

o  Written requests to redeem $100,000 or more
o  Changes to a shareholder's record name
o Redemptions from an account for which the address or account registration has changed within the last 30 days
o Sending redemption and distribution proceeds to any person, address, brokerage firm or bank account not on record
o Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from yours
o Adding or changing: ACH or wire instructions, telephone redemption or exchange options or any other election in connection with your account

We reserve the right to require a signature guarantee(s) on all redemptions.

SMALL ACCOUNTS If the value of your account falls below $100,000 for Institutional Shares or $2,500 for A Shares, B Shares or C Shares ($1,000 for IRAs invested in A Shares, B Shares or C Shares), the Fund may ask you to increase your balance. If the account value is still below $100,000 for Institutional Shares or $2,000 for A Shares, B Shares or C Shares ($1,000 for IRAs invested in A Shares, B Shares or C Shares) after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value.

SHAKER FUND


REDEMPTIONS IN KIND The Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect the Fund's operations (for example, if it represents more than 1% of the Fund's assets).

LOST ACCOUNTS The Transfer Agent will consider your account lost if correspondence to your address of record is returned as undeliverable, unless the Transfer Agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.


CHOOSING A SHARE CLASS

This Prospectus offers four classes of the Fund. The following is a summary of the differences between the various classes:

                             CHOOSING A SHARE CLASS

INSTITUTIONAL SHARES
o  Designed for institutional investors
o  No initial or deferred sales charges
o  Lower expense ratio than A Shares, B Shares and C Shares
A SHARES
o  Designed for retail investors
o  Initial sales charge of 5.75% or less
o Deferred sales charge of 1% on purchases of $1 million or more liquidated in whole or in part within twelve months, declining to 0.50% for shares sold between thirteen and twenty-four months of purchase
o Lower expense ratio than B Shares and C Shares due to lower Rule 12b-1 distribution fees
B SHARES
o  Designed for retail investors
o  Converts to A Shares 9 years after purchase
o Deferred sales charge of 5% on shares sold within one year of purchase, declining to 1% for shares sold within six years of purchase. No deferred sales charge is assessed on shares sold thereafter
o Higher expense ratio than A Shares due to higher Rule 12b-1 distribution fees
o  Similar expense ratio as C Shares
C SHARES
o  Designed for retail investors
o Deferred sales charge of 1% on shares sold within one year of purchase
o Higher expense ratio than A Shares due to higher Rule 12b-1 distribution fees
o  Similar expense ratio as B Shares

                                                                     SHAKER FUND


Sales charges and fees vary considerably between the Fund's classes. You should carefully consider the differences in the classes' fee and sales charge structures as well as the length of time you wish to invest in the Fund before choosing which class to purchase. Please review the Fee Tables and Sales Charge Schedules applicable to each class before investing in the Fund. You may also want to consult with a financial adviser in order to help you determine which class is most appropriate for you.

SALES CHARGE SCHEDULE - A SHARES An initial sales charge is assessed on purchases of A Shares as follows:

                             SALES CHARGE (LOAD) AS % OF:
                             PUBLIC             NET ASSET
AMOUNT OF PURCHASE        OFFERING PRICE          VALUE(1)         REALLOWANCE %
$0 to $49,999                 5.75%                6.10%               5.00%
$50,000 to $99,999            5.00%                5.26%               4.25%
$100,000 to $249,999          4.25%                4.43%               3.50%
$250,000 to $499,999          3.50%                3.63%               2.75%
$500,000 to $999,999          2.75%                2.83%               2.00%
$1,000,000 and up(2)          0.00%                0.0                 0.00%

(1) Rounded to the nearest one-hundredth percent.
(2) No initial sales charge applies on purchases of $1 million or more. A CDSC of up to 1% will be charged on purchases of $1 million or more that are liquidated in whole or in part within two years of purchase.

The offering price for A Shares includes the relevant sales charge. The commission paid to the distributor is the sales charge less the reallowance paid to certain financial institutions purchasing shares. Normally, reallowances are paid as indicated in the above table. From time to time, however, the distributor may elect to reallow the entire sales charge for all sales during a particular period.

From time to time and at its own expense, the distributor may provide compensation, including financial assistance, to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns or other dealer-sponsored special events. Compensation may include the provision of travel arrangements and lodging, tickets for entertainment events and merchandise.

REDUCED SALES CHARGES You may qualify for a reduced initial sales charge on purchases of A Shares under rights of accumulation or a letter of intent. Certain persons may also be eligible to purchase or redeem A Shares without a sales charge. Please see the SAI for further information.

SHAKER FUND

CONTINGENT DEFERRED SALES CHARGE SCHEDULE - A SHARES, B SHARES AND C SHARES A CDSC is assessed on redemptions of A Shares that were part of a purchases of $1 million or more. The CDSC is assessed as follows:

REDEEMED WITHIN                                           SALES CHARGE
First year of purchase                                        1.00%
Second year of purchase                                       0.50%

A CDSC is assessed on redemptions of B Shares and C Shares as follows:

REDEEMED WITHIN       1 YEAR    2 YEARS     3 YEARS    4 YEARS    5 YEARS    6 YEARS     7 YEARS     8 YEARS    9 YEARS
CDSC-B Shares           5%         4%         3%          3%         2%         1%          0%          0%      A Shares
CDSC-C Shares           1%        N/A         N/A        N/A        N/A        N/A         N/A         N/A        N/A


The CDSC is paid on the lower of the NAV of shares redeemed or the cost of the shares. To satisfy a redemption request, the Fund will first liquidate shares that are not subject to a CDSC such as shares acquired with reinvested dividends and capital gains. The Fund will then liquidate shares in the order that they were first purchased until your redemption request is satisfied. The distributor pays a sales commission of 1.00% of the offering price of Class A shares to brokers that initiate and are responsible for purchases of $1 million or more. The distributor pays a sales commission of 4% of the offering price of B Shares and 1% of the offering price of C Shares to brokers that initiate and are responsible for purchases of B Shares and C Shares.

ELIMINATION OF CDSC Certain persons may be eligible to redeem B Shares and C Shares without paying a CDSC. Please see the SAI for further information.

CONVERSION OF B SHARES TO A SHARES B Shares will automatically convert to A Shares 9 years from the end of the calendar month in which the Fund accepted your purchase. You will not be assessed a sales charge or any other fee in connection with the conversion of your B Shares into A Shares. You will receive A Shares equal in amount to the value of the B Shares that are converted. For purposes of the conversion, the Fund will consider B Shares purchased through the reinvestment of distributions to be held in a separate sub-account. Each time any B Shares in an account (other than those in the sub-account) convert, a corresponding pro-rata portion of the shares in the sub-account will also convert. A Shares have lower gross operating expenses due to a lower Rule 12b-1 fee. The Fund may suspend the conversion feature in the future.

                                                                     SHAKER FUND

RULE 12B-1 AND SHAREHOLDER SERVICE FEES The Trust has adopted a Rule 12b-1 plan under which the Fund pays the distributor 0.25% of the average daily net assets of A Shares and 0.75% of the average daily net assets of each of B Shares and C Shares for distribution services and the servicing of shareholder accounts. The Trust has also adopted a Shareholder Service Plan under which the Fund pays the administrator 0.25% of the average daily net assets of each class for the servicing of shareholder accounts. Because A Shares, B Shares and C Shares pay distribution and shareholder service fees on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges. The distributor may pay any fee received under the Rule 12b-1 plan and the administrator may pay any fee received under the Shareholder Service Plan to the Adviser or other financial institutions that provide distribution and shareholder services with respect to A Shares, B Shares and C Shares.

SHAKER FUND


EXCHANGE PRIVILEGES

You may exchange your Institutional Shares for Institutional Shares of any money market fund of the Trust. You may exchange your A Shares, B Shares and C Shares for Investor Shares of any money market fund of the Trust. You will not have to pay a sales charge at the time of exchange. Because exchanges are a sale and purchase of shares, they may have tax consequences. For a list of funds available for exchange, you may call the Transfer Agent.

REQUIREMENTS You may make exchanges only between identically registered accounts (name(s), address and taxpayer ID number). There is currently no limit on exchanges but the Fund reserves the right to limit exchanges. You may exchange your shares by mail or telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the Transfer Agent takes reasonable measures to verify that the order is genuine.

                                 HOW TO EXCHANGE
BY MAIL
o  Prepare a written request including:
   o  Your name(s) and signature(s)
   o  Your account number
   o  The names of each fund and class you are exchanging
   o  The dollar amount or number of shares you want to sell (and exchange)
o Open a new account and complete an account application if you are requesting different shareholder privileges
o  Obtain a signature guarantee, if required
o  Mail us your request and documentation
BY TELEPHONE
o Make your request by telephone (unless you declined telephone redemption privileges on your account application)
o  Provide the following information:
   o  Your account number
   o  Exact name(s) in which account is registered
   o  Additional form of identification

RETIREMENT ACCOUNTS

The Fund offers IRA accounts, including traditional and Roth IRAs. The Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

                                                                     SHAKER FUND


ADVISER'S PAST PERFORMANCE
--------------------------------------------------------------------------------

The performance data set forth below relates to the historical performance of the private client accounts managed by the Adviser* through Edward P.
Hemmelgarn, the portfolio manager responsible for the Fund's day-to-day operations. These private accounts of the Adviser have investment objectives and investment policies, strategies and risks substantially similar to those of the Fund. The Adviser does not manage registered investment companies with investment objectives and investment policies, strategies and risks substantially similar to those of the Fund.

While the Adviser is primarily responsible for the Fund's performance, the information presented does not represent the past performance of the Fund. If the performance of the Adviser's private accounts had been readjusted to reflect the first year expenses of the Fund, the performance of the private accounts would have been lower. You should not consider these performance data as an indication of future performance of the Fund.

Results for the full period are time-weighted and dollar-weighted in accordance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS). Transactions were recorded on a settlement date basis from inception through June 30, 1995 and on a trade date basis thereafter. Cash balances and cash equivalents are included in the performance. All returns presented were calculated on a total return basis, include the reinvestment of all dividends and interest, and take into account accrued income and realized and unrealized gains and losses. All returns reflect the deduction of the actual investment advisory fees charged, brokerage commissions and execution costs paid by the Adviser's private accounts, without provision for Federal or state income taxes. Custodial fees, if any, were not included in the calculations.

-------------------------------------
* Prior to December 1999, the private client accounts were managed by Shaker Investments, Inc., an affiliate of the Adviser. In December 1999, the Adviser, d/b/a Shaker Investments, was created to maximize income tax benefits to the controlling principals of each entity. Both companies hold accounts that are currently included in the Shaker Small/Mid Cap Composite, but all new accounts, after December 1999, are managed by the Adviser. The companies are under common control and there are no differences in management, principal ownership or investment strategy.

SHAKER FUND

The Fund's performance will be calculated using the method required by the U.S. Securities and Exchange Commission, which differs from the method used to calculate the performance of the private accounts. The private accounts are not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986, as amended. Consequently, the performance results for the private accounts could have been adversely affected (i.e., lower) if the private accounts included in the composite had been regulated as investment companies under the Federal securities laws.

The following chart and table show the average annual total return of the Adviser's private accounts for the period ended December 31, 2000. The data are unaudited and are not intended to predict or suggest the returns that might be experienced by the Fund or an individual investor investing in the Fund. You should be aware that the use of a methodology different from that used to calculate the performance below could result in different performance data.

[EDGAR INTERPRETATION OF BAR CHART:

                ADVISOR'S SMALL/MID CAP GROWTH EQUITY COMPOSITE
      AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDING DECEMBER 31, 2000
1 Year   =   -11.84%
3 Years  =    32.72%
5 Years  =    28.97%
Since Inception (October 1, 1991) = 30.05%]

The calendar year-to date total return as of September 30, 2001 was -47.45%.

                                                                     SHAKER FUND


                                ADVISER'S SMALL/MID CAP
                               GROWTH EQUITY COMPOSITE(1)          RUSSELL 2000
YEAR(S)                                                          GROWTH INDEX(2)
1 Year (2000)(3)                      -11.84%                      -22.43%
3 Years (1998-2000)(3)                 32.72%                        3.96%
5 Years (1996-2000)(3)                 28.97%                        7.14%
Since Inception (1991-2000) (3)        30.05%                        9.87%

(1) The presentation above describes 538 accounts valued at $976 million, as of December 31, 2000. The Composite comprises all fee paying accounts, regardless of size, which are managed in the small/mid cap growth equity strategy by Edward P. Hemmelgarn. With the exception of three employee related accounts, the Composite also includes all non-fee paying accounts managed in the small/mid cap equity strategy by Mr. Hemmelgarn. The assets of the non-fee paying accounts included in the Composite totaled less than 1% of the Composite's assets as of December 31, 2000. The three employee related accounts excluded from the Composite (combined assets of approximately $440,000, as of December 31, 2000) are minimal in comparison to the overall assets contained in the Composite. The three employee accounts excluded from the Composite closed in April 2001. Composite performance includes terminated accounts and accounts that have been open for at least one full month.

(2) The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

(3) Average annual returns from October 1, 1991 through December 31, 2000.

SHAKER FUND


OTHER INFORMATION
--------------------------------------------------------------------------------

DISTRIBUTIONS

The Fund distributes its net investment income quarterly and net capital gain at least annually. All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

The Fund generally intends to operate in a manner that will not make it liable for Federal income or excise tax.

The Fund's distributions of net income (including short-term capital gain) are taxable to you as ordinary income. The Fund's distributions of long-term capital gain are taxable to you as long-term capital gain regardless of how long you have held your Fund shares. Generally, the Fund's distributions will consist primarily of long-term capital gain. Distributions may also be subject to certain state and local taxes. If you buy shares shortly before the Fund makes a distribution, you will pay the full price for the shares and then receive a portion of the price back as a distribution that may be taxable to you. The sale or exchange of Fund shares is a taxable transaction for income tax purposes.

The Fund will send you information about the income tax status of distributions paid during the year shortly after December 31 of each year. For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

ORGANIZATION

The Trust is a Delaware business trust. The Fund does not expect to hold shareholders' meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to specific series (such as approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

FINANCIAL HIGHLIGHTS

Financial highlights are not provided because the Fund has not completed its first fiscal year of operations as of the date of this Prospectus.

                              FOR MORE INFORMATION


                           ANNUAL/SEMI-ANNUAL REPORTS

      Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the
         Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

                            STATEMENT OF ADDITIONAL
                               INFORMATION ("SAI")

                   The SAI provides more detailed information
                      about the Fund and is incorporated by
                         reference into this Prospectus.


                               CONTACTING THE FUND

                     You can get free copies of the Fund's
            annual/semi-annual reports (when available) and the SAI,
           request other information and discuss your questions about the Fund by contacting the Fund at:

                         Forum Shareholder Services, LLC
                                  P.O. Box 446
                              Portland, Maine 04112
                           (888) 314-9048 (toll free)
                 E-mail address:shaker-fund@forum-financial.com

                 SECURITIES AND EXCHANGE COMMISSION INFORMATION

            You can also review the Fund's annual/semi-annual reports
        (when available) and the SAI at the Public Reference Room of the
       Securities and Exchange Commission ("SEC"). The scheduled hours of operation of the Public Reference Room may be obtained by calling the
          SEC at(202)942-8090. You can get copies of this information, for a fee, by e-mailing or writing to:

                              Public Reference Room
                       Securities and Exchange Commission
                           Washington, D.C. 20549-0102
                       E-mail address: publicinfo@sec.gov

  Fund information, including copies of the annual/semi-annual reports and the SAI is available from the SEC's Web site at www.sec.gov.


                                  SHAKER
                                        FUND

                                  SHAKER FUND
                                  P.O. Box 446
                             Portland, Maine 04112
                                 (888) 314-9048
                               www.shakerfund.com


                    Investment Company Act File No. 811-3023